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                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                POWER OF ATTORNEY
                                -----------------

                               Lizabeth H. Zlatkus
                                Michael L. Kalen
                                 Thomas M. Marra
                             Ernest M. McNeill, Jr.
                             Christine Hayer Repasy
                                 John C. Walters
                              David M. Znamierowski

do hereby jointly and severally authorize Christine Hayer Repasy, Marianne O'Doherty, Christopher M. Grinnell, John F. Kennedy, W. Michael Stobart, and Shane E. Daly to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of Hartford Life and Annuity Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby jointly and severally ratify such signatures heretofore made by such persons.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

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By: /s/ Lizabeth H. Zlatkus                                       Dated as of May 1, 2004
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Lizabeth H. Zlatkus

By:  /s/ Michael L. Kalen                                         Dated as of May 1, 2004
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Michael L. Kalen

By:  /s/ Thomas M. Marra                                          Dated as of May 1, 2004
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Thomas M. Marra

By: /s/ Ernest M. McNeill, Jr.                                    Dated as of May 1, 2004
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Ernest M. McNeill, Jr.

By: /s/ Christine Hayer Repasy                                    Dated as of May 1, 2004
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Christine Hayer Repasy

By:  /s/ John C. Walters                                          Dated as of May 1, 2004
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John C. Walters

By: /s/ David M. Znamierowski                                     Dated as of May 1, 2004
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David M. Znamierowski
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